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                                                                  CONFORMED COPY


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported)   August 28, 1996
                                                          ---------------


                                Unidigital Inc.
                                ---------------
               (Exact Name of Registrant as Specified in Charter)


        Delaware                           0-27664             13-3856672
- ------------------------------------------------------------------------------
(State or Other Jurisdiction      (Commission File Number)   (IRS Employer
      of Incorporation)                                      Identification No.)



 20 West 20th Street, New York, New York                               10011
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 (Address of Principal Executive Offices)                            (Zip Code)


                                 (212) 337-0330
                  -----------------------------------------
                  (Registrant's telephone number, including
                                   area code)



         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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        ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        On August 28, 1996, Unidigital Inc. (the "Company") selected Ernst & Young LLP to act as independent accountants for the Company and informed the prior auditors, Cornick, Garber & Sandler, LLP, the Company's independent accountants since October 1995, of its decision. In connection with its audits for each of the two years in the period ended August 31, 1995 and thereafter, there were no disagreements with the prior auditors on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures. The prior auditors' report on the Company's financial statements for each of the two years in the period ended August 31, 1995 contained no adverse opinion or disclaimer of opinion and was not modified or qualified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was approved by the Board of Directors of the Company. The prior auditors have furnished the Company with a letter addressed to the Securities and Exchange Commission stating their agreement with the above statements.

        ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Information of Businesses Acquired.

        Not applicable.

(b) Pro Forma Financial Information.

        Not applicable.

(c) Exhibits.

        Exhibit No.                Description of Exhibit
        -----------                ----------------------

        16                         Letter re:  Change in Certifying Accountants.





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                                   SIGNATURES




        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          Unidigital Inc.



                                          By: /s/Kevin H. Rich
                                              -----------------------------
                                              Kevin H. Rich, Vice President
                                               and Chief Financial Officer
                                               (Principal Financial and
                                               Accounting Officer)


Date: September 4, 1996





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